Annual
Report


[PHOTO OMITTED]

                                 AUGUST 31, 2002

TEMPLETON EMERGING
MARKETS FUND, INC.


   [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
    INVESTMENTS

[PHOTO OMITTED]

MARK MOBIUS
PRESIDENT
TEMPLETON EMERGING
MARKETS FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  8

Important Notice
to Shareholders ............  9

Financial Highlights &
Statement of Investments ... 10

Financial Statements ....... 17

Notes to
Financial Statements ....... 20

Independent
Auditors' Report ........... 23

Tax Designation ............ 24

Board Members
and Officers ............... 30


[GRAPHIC OMITTED]

FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON EMERGING MARKETS FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING, UNDER NORMAL MARKET CONDITIONS, AT LEAST 80% OF ITS NET ASSETS IN EMERGING COUNTRY EQUITY SECURITIES.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Emerging Markets Fund covers the fiscal year ended August 31, 2002. During the year under review, Asian economies such as South Korea and China continued to record higher growth rates than most other countries, which appeared to attract investors. China's commitment toward liberalizing its economy contributed to a 22% jump in foreign direct investment versus a year earlier, to US$29.5 billion in the first seven months of 2002.(1) We believe China's accession into the World Trade Organization (WTO) and its robust economy should continue to attract investment. As more and more developed market companies strived to cut costs, Taiwanese companies benefited from the outsourcing trend as well as from developments in China where an increasing number of Taiwanese companies moved their production bases. Faster-than-expected economic growth and other favorable macroeconomic indicators helped make South Korea an attractive investment location. South Korea's central bank also increased its gross



1. Source: South China Morning Post.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 11.

domestic product growth forecast to an annualized 6.5%, mainly due to an expected increase in exports and investment.(1) Expressing confidence in South Korea's recovery and economic policies, Moody's Investors Service raised the country's sovereign rating two notches to A3.(2)

Latin American countries struggled during the past 12 months. In Argentina, debt defaults, record-high unemployment and a devalued currency contributed to the country's fourth consecutive year of recession. A change of government and support from the International Monetary Fund (IMF) in the form of payment delays began to bear some fruit. A study undertaken by the Bank of the Province of Buenos Aires reported that banks actually experienced net deposits of US$58.3 million in the three-week period between July 14 and August 6, after months of withdrawals. Elsewhere in the region, contagion from Argentina, political uncertainty as a result of upcoming presidential elections in October 2002 and a currency devaluation led to significant volatility in Brazil's financial markets. While investor sentiment toward Latin America as a region was negative during the period, economic growth improved to some extent and inflation was relatively low.

Aimed at improving minority shareholder rights protection, Mexico revealed a new takeover code. The new rules are expected to give all shareholders equal rights compared with the past when rules worked in favor of majority shareholders. Further boosting investor confidence, international ratings agency Standard & Poor's upgraded the country's sovereign debt to investment grade. We believe that over the long term, Mexico's proximity to the U.S. and the North American Free Trade Agreement could enable it to benefit from any U.S.



2. Source: AFX News Limited.




GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
8/31/02

[PIE CHART OMITTED]

ASIA                             56.1%
MID-EAST/AFRICA                  16.9%
EUROPE                           11.5%
LATIN AMERICA                    11.3%
SHORT-TERM INVESTMENTS &
OTHER NET ASSETS                  4.2%
economic recovery, and in our opinion Mexico's strengthening economy could continue to attract investors wishing to maintain exposure to the emerging markets asset class.

Elsewhere, we believe continued support in the form of additional loans from the IMF and the World Bank could allow Turkey to work toward the implementation of key reforms. In our opinion, Turkey's increasing global importance could provide it with the much-needed support to pull itself out of an economic crisis. As a result of resignations from Turkey's ruling government, coalition leaders agreed to hold early elections in November 2002. We believe the election of a new government could help reduce some of the political uncertainty that plagued the country in the recent past.

In South Africa, the government's inquiry into the rapid devaluation of the rand in the last quarter of 2001 concluded with no significant explanations. Higher commodity prices and some weakness in the U.S. dollar allowed the currency to rebound from its low earlier this year. According to recent purchasing parity studies, the rand was still significantly undervalued. After a 12-month delay, South Africa invited foreign investors to bid for 51% of a second fixed-line telephone license. Moreover, the government sold its 20% stake in MCell for US$475 million. These acts continued to signal the nation's commitment to privatization.

Within this environment, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index returned 2.47% in U.S. dollar terms for the year ended August 31, 2002.(3) During the same time, Templeton Emerging Markets Fund posted a -2.82% cumulative total return in market-price



3. Source: Standard & Poor's Micropal. The unmanaged MSCI Emerging Markets Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in emerging markets globally. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


TOP 10 COUNTRIES
Based on Equity Investments
8/31/02

                   % OF TOTAL
                   NET ASSETS
-----------------------------
South Africa           15.8%
South Korea            15.3%
Hong Kong               7.7%
Mexico                  5.9%
Taiwan                  5.0%
China                   4.9%
Brazil                  4.7%
Turkey                  4.7%
Indonesia               4.5%
Thailand                4.3%
terms and +0.29% return in net asset value terms, as shown in the Performance Summary on page 8. We attribute the Fund's performance largely to our fundamental investment approach, focusing on companies and not on top-down analyses of economies or sectors.

During the 12-month reporting period, we increased our exposure to Asia, particularly South Korea and Taiwan. In South Korea, we increased the Fund's exposure to the telecommunications and utilities sectors by purchasing shares in SK Telecom because we considered the company's valuations attractive, and added KT Corp. due, in part, to its near monopoly position and strong cash flows. We also increased our holdings in Korea Electric Power Corp. as we believe privatization plans could unlock value and create investor interest. We also made two new purchases in the South Korean banking and finance sectors, including Kookmin Credit Card and Cho Hung Bank, due largely to their appealing valuations and strong market positions. In Taiwan, we increased our positions in existing holdings such as Yageo Corp. and Ritek Corp. due largely to their strong market positions and future growth potential. We also saw value in Taiwan's banking and finance sectors and added International Commercial Bank of China and Sinopac Holdings to the portfolio.

The Fund's exposure to India also increased during the period. Key purchases included ITC Ltd. and Satyam Computers Ltd. We favor ITC largely due to its near-monopoly position and strong brand names. In our view, Satyam's attractiveness stems from its healthy relationships with large multinational organizations, as well as its competitive advantage and favorable software industry regulations. We increased our holdings in China Red Chip (Hong Kong-registered firms with significant exposure to China) companies, as we believe that many of these companies are well-positioned to benefit from China's accession into the WTO, strong domestic growth, low-cost manufacturing ability and cheap resources.

Our exit from markets such as Estonia, Finland, Slovak Republic, Colombia and Chile allowed us to increase our exposure to Asia. As of period-end, 56.1% of the Fund's total net assets were in Asia compared with 35.2% a year earlier. The Fund's exposure to Mexico fell as we locked in profits from the strong market performance of Cemex, the world's third-largest cement company. We also took profits on selective shares in Thailand. In addition, we reduced our exposure to the Czech Republic through the sale of CEZ due to an anticipated deterioration of margins that might result from the country's liberalization of the electricity market. Exposure to Poland also fell with the sale of Telekomunikacja Polska due, in part, to our concerns over debt financing.

During the year under review, we increased our investment in selective holdings in South Africa. These investments included Anglo American, due to its dominant market position, sound balance sheet and positive cash flows, and Old Mutual because of its international exposure and our assessment of its excellent management team and solid track record. Following market corrections resulting from political instability and currency devaluation, we were able to invest in Brazil at what we considered attractive valuations.

As of August 31, 2002, our top three sectors were banks, diversified financials and integrated oil and gas. With regard to the top 10 holdings, South Korea's Korea Electric Power Corp., Turkey's Akbank, Thailand's Siam Cement, Hong Kong's Citic Pacific and Russia's Lukoil replaced Mexico's Cemex and Telmex, South Africa's Remgro and Barloworld, Hong Kong's Cheung Kong Holdings and Brazil's Banco Bradesco.



TOP 10 EQUITY HOLDINGS
8/31/02

COMPANY
SECTOR/INDUSTRY,        % OF TOTAL
COUNTRY                 NET ASSETS
----------------------------------
SABMiller PLC                 2.9%
BEVERAGES, SOUTH AFRICA

PT Telekomunikasi
Indonesia TBK, B              2.5%
DIVERSIFIED TELECOMMUNICATION
SERVICES, INDONESIA

Kimberly Clark de
Mexico SA de CV, A            2.0%
HOUSEHOLD PRODUCTS, MEXICO

Anglo American PLC            2.0%
METALS & MINING,
SOUTH AFRICA

Korea Electric Power Corp.    1.9%
ELECTRIC UTILITIES, SOUTH KOREA

Samsung Electronics Co. Ltd.  1.9%
SEMICONDUCTOR EQUIPMENT &
PRODUCTS, SOUTH KOREA

Akbank                        1.8%
BANKS, TURKEY

Siam Cement Public Co.
Ltd., ord. & fgn.             1.8%
CONSTRUCTION MATERIALS,
THAILAND

Citic Pacific Ltd.            1.7%
INDUSTRIAL CONGLOMERATES,
HONG KONG

Lukoil Holdings, ADR          1.6%
OIL & GAS, RUSSIA

Despite the recent volatility, we are still optimistic about the potential of emerging markets over the long term because they have been driven down to very low price-to-earnings and price-to-book ratios relative to the U.S. markets. It appears that value investors may have begun to realize this. Recent allegations of accounting irregularities demonstrated that developed markets are not necessarily safer than emerging markets. As a result, investors seem to have begun reevaluating their portfolios and developing more open minds toward investing in emerging markets. Over the long term, we expect emerging markets to improve economic performances if they continue to reform and liberalize their economies.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Hong Kong Index has increased 337% in the past 15 years, but has suffered seven quarterly declines of more than 15% each during that time.(4) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.




4. Source: Standard & Poor's Micropal. Based on quarterly percentage total return change over 15 years ended 6/30/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Hong Kong Index is market capitalization-weighted and measures the total returns of equity securities in Hong Kong.

Thank you for your continued participation in Templeton Emerging Markets Fund. We welcome your comments and suggestions.


Sincerely,

/s/MARK MOBIUS

Mark Mobius
President
Templeton Emerging Markets Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION
                               CHANGE         8/31/02   8/31/01
----------------------------------------------------------------------
Net Asset Value (NAV)          -$0.10           $8.76    $8.86
Market Price (NYSE)            -$0.35           $8.00    $8.35
DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                $0.1073


PERFORMANCE
                                          1-YEAR    5-YEAR     10-YEAR
----------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value       +0.29%   -22.81%    +78.84%

  Based on change in market price          -2.82%   -36.99%    +39.50%

Average Annual Total Return(1)
  Based on change in net asset value       +0.29%    -5.05%     +5.99%

  Based on change in market price          -2.82%    -8.83%     +3.39%



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
CHANGE TO NON-FUNDAMENTAL INVESTMENT POLICY. In May 2002, the Fund's Board of Directors approved the elimination of the Fund's non-fundamental operating policy limiting the Fund's investment in Russian securities to no more than 5% of the Fund's total assets. The Board's recent action provides the Fund's investment manager with the ability to take advantage of additional attractive investment opportunities in Russia. The Fund's goal of seeking long-term capital appreciation by investing primarily in emerging country equity securities, as well as its other investment policies, restrictions and diversification requirements, remains the same.

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in "emerging country equity securities." In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's current non-fundamental investment policy is to invest at least 75% of its total assets in "emerging country equity securities."

SHARE REPURCHASE PROGRAM. On November 28, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Highlights

                                                                           YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------
                                                               2002     2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................      $8.86    $11.44     $11.60    $10.85    $20.67
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income .................................        .15       .12        .13       .13       .26
 Net realized and unrealized gains (losses) ............       (.14)    (2.60)      (.16)     5.17     (7.64)
                                                           --------------------------------------------------
Total from investment operations .......................        .01     (2.48)      (.03)     5.30     (7.38)
                                                           --------------------------------------------------
Less distributions from:
 Net investment income .................................       (.11)     (.10)      (.10)     (.29)     (.26)
 Net realized gains ....................................         --        --       (.03)    (4.26)    (2.18)
                                                           --------------------------------------------------
Total distributions ....................................       (.11)     (.10)      (.13)    (4.55)    (2.44)
                                                           --------------------------------------------------
Net asset value, end of year ...........................      $8.76     $8.86     $11.44    $11.60    $10.85
                                                           ==================================================
Market value, end of year(a) ...........................    $8.0000   $8.3500    $9.3125  $12.2500   $9.1875
                                                           ==================================================
Total return (based on market value per share) .........    (2.82)%   (9.17)%   (23.10)%    99.91%  (54.35)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $154,640  $156,378   $201,965  $204,804  $182,352
Ratios to average net assets:
 Expenses ..............................................      1.64%     1.67%      1.68%     1.63%     1.70%
 Net investment income .................................      1.67%     1.28%      1.09%     1.18%     1.58%
Portfolio turnover rate ................................     65.13%    63.64%     81.66%    45.00%    40.51%


+ Based on average weighted shares outstanding effective year ended August 31, 1999.

a Based on the last sale on the New York Stock Exchange.


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002

                                                                   INDUSTRY                      SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.2%
    *ARGENTINA .6%
     Molinos Rio de la Plata SA, B .................             Food Products                   170,259   $  286,505
     Quilmes Industrial SA, B, ADR .................               Beverages                      78,635      574,035
                                                                                                           ----------
                                                                                                              860,540
                                                                                                           ----------
     AUSTRIA 2.7%
     BBAG Oesterreichische Brau-Beteiligungs AG ....               Beverages                       7,577      391,601
     Erste Bank der Oester Sparkassen AG ...........                 Banks                         8,612      577,016
     Mayr-Melnhof Karton AG ........................        Containers & Packaging                 6,360      396,066
     OMV AG ........................................               Oil & Gas                      26,708    2,383,520
     Wienerberger AG ...............................           Building Products                  33,484      503,731
                                                                                                           ----------
                                                                                                            4,251,934
                                                                                                           ----------
     BRAZIL 1.7%
     Centrais Eletricas Brasileiras SA (Electrobras)          Electric Utilities              85,318,000      627,090
     Cia Vale do Rio Doce, ADR .....................            Metals & Mining                   21,049      538,854
     Embraer-Empresa Brasileira de Aeronautica SA ..          Aerospace & Defense                 25,800      103,744
     Embraer-Empresa Brasileira de Aeronautica
      SA, ADR ......................................          Aerospace & Defense                 40,787      712,957
     Souza Cruz SA .................................                Tobacco                      115,400      562,927
     Unibanco Uniao de Bancos Brasileiros SA, GDR ..                 Banks                        11,100      141,303
                                                                                                           ----------
                                                                                                            2,686,875
                                                                                                           ----------
     CHINA 4.9%
     China Everbright Ltd. .........................        Diversified Financials               728,000      277,668
    *China Mobile (Hong Kong) Ltd. .................   Wireless Telecommunication Services       401,500    1,109,279
     China Petroleum & Chemical Corp., H ...........               Oil & Gas                  11,200,000    1,694,370
     China Resources Enterprise Ltd. ...............             Distributors                  1,436,000    1,629,318
     China Shipping Development Co. Ltd., H ........                Marine                       968,000      196,083
    *China Unicom Ltd. .............................   Wireless Telecommunication Services     1,216,000      896,416
     Guangshen Railway Co. Ltd., H .................              Road & Rail                  2,614,000      482,588
     PetroChina Co. Ltd., H ........................               Oil & Gas                   3,922,000      799,490
     Qingling Motors Co. Ltd., H ...................              Automobiles                  1,158,000      123,224
     TCL International Holdings Inc. ...............          Household Durables                 680,000      183,078
     Travelsky Technology Ltd., H ..................       IT Consulting & Services              319,000      191,197
                                                                                                           ----------
                                                                                                            7,582,711
                                                                                                           ----------
     CROATIA .6%
     Pliva D D, GDR, Reg S .........................            Pharmaceuticals                   71,900      918,882
                                                                                                           ----------
     CZECH REPUBLIC .2%
     Philip Morris CR AS ...........................                Tobacco                          580      212,681
    *Unipetrol .....................................               Chemicals                      70,000       71,239
                                                                                                           ----------
                                                                                                              283,920
                                                                                                           ----------
     EGYPT .6%
    *Al Ahram Beverages Co., GDR ...................               Beverages                      34,147      256,102
     Commercial International Bank Ltd. ............                 Banks                       100,474      600,133
                                                                                                           ----------
                                                                                                              856,235
                                                                                                           ----------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                   INDUSTRY                       SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     GREECE 1.0%
     Coca-Cola Hellenic Bottling Company SA ........               Beverages                      59,300 $    960,729
     Hellenic Telecommunications Organization SA ...   Diversified Telecommunication Services     41,340      587,050
                                                                                                         ------------
                                                                                                            1,547,779
                                                                                                         ------------
     HONG KONG 7.7%
     Beijing Enterprises Holdings Ltd. .............       Industrial Conglomerates              576,000      583,388
     Cheung Kong Holdings Ltd. .....................              Real Estate                    195,000    1,393,759
     Cheung Kong Infrastructure Holdings Ltd. ......        Construction Materials               288,000      502,157
     China Merchants Holdings International Co. Ltd.       Industrial Conglomerates            1,867,000    1,316,483
     China Travel International Investment Hong
      Kong Ltd. ....................................      Hotels Restaurants & Leisure         2,006,000      339,479
     Citic Pacific Ltd. ............................       Industrial Conglomerates            1,131,000    2,588,266
     Cosco Pacific Ltd. ............................     Transportation Infrastructure         2,406,000    1,650,280
     Dairy Farm International Holdings Ltd. ........         Food & Drug Retailing                81,600       69,360
     Giordano International Ltd. ...................           Specialty Retail                  936,000      414,003
     Hang Lung Group Ltd. ..........................              Real Estate                    796,000      719,466
     Henderson Investment Ltd. .....................              Real Estate                    663,000      561,004
     Hutchison Whampoa Ltd. ........................       Industrial Conglomerates               39,000      263,752
     MTR Corp. Ltd. ................................              Road & Rail                    648,010      818,325
     Shanghai Industrial Holdings Ltd. .............       Industrial Conglomerates              456,000      724,928
    *Smartone Telecommunications Holdings Ltd. .....   Wireless Telecommunication Services        32,000       33,026
                                                                                                         ------------
                                                                                                           11,977,676
                                                                                                         ------------
     HUNGARY 2.4%
     Egis RT .......................................            Pharmaceuticals                    4,279      215,770
     Gedeon Richter Ltd. ...........................            Pharmaceuticals                   21,230    1,144,020
     Matav RT ......................................   Diversified Telecommunication Services    231,639      769,426
     MOL Magyar Olaj-Es Gazipari RT ................               Oil & Gas                      77,030    1,640,018
                                                                                                         ------------
                                                                                                            3,769,234
                                                                                                         ------------
     INDIA 3.7%
     Bharat Heavy Electricals Ltd. .................         Electrical Equipment                187,218      684,445
     Grasim Industries Ltd. ........................       Industrial Conglomerates              178,903    1,159,529
     Hindalco Industries Inc. ......................            Metals & Mining                    7,449       91,295
     Hughes Software Systems Ltd. ..................       IT Consulting & Services               21,840       77,411
     ITC Ltd. ......................................                Tobacco                       87,551    1,263,502
     Mahanagar Telephone Nigam Ltd. ................   Diversified Telecommunication Services    231,400      624,212
    *Reliance Industries Ltd. ......................               Chemicals                      82,700      435,595
     Satyam Computers Services Ltd. ................       IT Consulting & Services              267,432    1,326,953
                                                                                                         ------------
                                                                                                            5,662,942
                                                                                                         ------------
     INDONESIA 4.5%
     PT Gudang Garam TBK ...........................                Tobacco                      748,500      714,266
     PT Indofoods Sukses Makmur TBK ................             Food Products                 9,352,750      976,995
     PT Indosat (Persero) TBK ......................   Diversified Telecommunication Services  1,440,500    1,488,490
     PT Telekomunikasi Indonesia TBK, B ............   Diversified Telecommunication Services  9,315,460    3,813,500
                                                                                                         ------------
                                                                                                            6,993,251
                                                                                                         ------------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                    INDUSTRY                     SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
    *ISRAEL .5%
     Check Point Software Technologies Ltd. ........     Internet Software & Services             48,300 $    809,073
                                                                                                         ------------
     MALAYSIA 1.1%
     Genting Bhd. ..................................     Hotels Restaurants & Leisure            304,093    1,136,347
     Petronas Dagangan Bhd. ........................               Oil & Gas                      13,000       19,158
     SIME Darby Bhd. ...............................       Industrial Conglomerates              390,000      523,421
                                                                                                         ------------
                                                                                                            1,678,926
                                                                                                         ------------
     MEXICO 5.9%
     Cemex SA ......................................        Construction Materials               292,508    1,394,865
     Fomento Economico Mexicano SA de CV Femsa .....               Beverages                      28,820    1,085,649
    *Grupo Carso SA de CV ..........................       Industrial Conglomerates              413,000    1,143,282
     Kimberly Clark de Mexico SA de CV, A ..........          Household Products               1,305,200    3,138,388
     Telefonos de Mexico SA de CV (Telmex), L, ADR .   Diversified Telecommunication Services     51,052    1,512,671
     Tubos de Acero de Mexico SA, ADR ..............      Energy Equipment & Services             89,140      803,151
                                                                                                         ------------
                                                                                                            9,078,006
                                                                                                         ------------
     PERU .2%
     Credicorp Ltd. ................................                 Banks                        34,500      241,500
                                                                                                         ------------
     PHILIPPINES 1.1%
     San Miguel Corp., B ...........................               Beverages                   1,766,090    1,771,370
                                                                                                         ------------
     POLAND 1.5%
     Polski Koncern Naftowy Orlen SA ...............               Oil & Gas                     551,850    2,288,976
                                                                                                         ------------
     RUSSIA 3.0%
     GUM Trade House ...............................           Multiline Retail                   27,000       37,395
     Lukoil Holdings, ADR ..........................               Oil & Gas                      38,649    2,442,617
     Mosenergo, ADR ................................          Electric Utilities                  90,160      225,400
     Rostelecom, ADR ...............................   Diversified Telecommunication Services      5,975       39,076
     Sberbank RF ...................................                 Banks                         1,000      152,000
    *Tatneft .......................................               Oil & Gas                     840,050      564,514
     Unified Energy Systems ........................          Electric Utilities              13,286,200    1,179,814
                                                                                                         ------------
                                                                                                            4,640,816
                                                                                                         ------------
     SINGAPORE 3.7%
     Cycle & Carriage Ltd. .........................             Distributors                    138,870      341,253
     Fraser & Neave Ltd. ...........................               Beverages                     512,630    2,255,765
     Keppel Corp. Ltd. .............................        Diversified Financials               937,000    2,366,797
     Singapore Airlines Ltd. .......................               Airlines                       67,000      444,152
     Singapore Telecommunications Ltd. .............   Diversified Telecommunication Services    400,000      336,029
                                                                                                         ------------
                                                                                                            5,743,996
                                                                                                         ------------
     SOUTH AFRICA 15.8%
     ABSA Group Ltd. ...............................                 Banks                        26,400       69,067
     Anglo American PLC ............................            Metals & Mining                  245,700    3,108,795
     Barloworld Ltd. ...............................       Industrial Conglomerates              366,044    2,037,157
     Bidvest Group Ltd. ............................       Industrial Conglomerates                7,600       32,536


TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                   INDUSTRY                     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH AFRICA (CONT.)
    *Datatec Ltd. ..................................       IT Consulting & Services              111,300   $   74,119
     Firstrand Ltd. ................................                 Banks                       646,000      397,624
     Imperial Holdings Ltd. ........................           Specialty Retail                  158,833      759,298
     Investec Ltd. .................................        Diversified Financials                 9,637      108,183
    *Investec PLC ..................................        Diversified Financials                12,183      136,764
    *Johnnic Holdings Ltd. .........................   Wireless Telecommunication Services        64,202      208,886
     Liberty Group Ltd. ............................               Insurance                     147,759      749,232
     Nampak Ltd. ...................................        Containers & Packaging               359,100      447,530
     Nedcor Ltd. ...................................                 Banks                        24,600      245,263
     Old Mutual PLC ................................               Insurance                   1,559,010    1,989,610
     Remgro Ltd. ...................................       Industrial Conglomerates              338,000    2,245,723
     Reunert Ltd. ..................................   Electronic Equipment & Instruments        222,500      400,062
     SABMiller PLC .................................               Beverages                     648,548    4,473,170
     Sanlam Ltd. ...................................               Insurance                   1,968,900    1,539,681
     Sasol Ltd. ....................................               Oil & Gas                     219,500    2,422,299
     Shoprite Holdings Ltd. ........................         Food & Drug Retailing                95,000       60,462
     Standard Bank Group Ltd. ......................                 Banks                       227,850      618,857
     Tiger Brands Ltd. .............................             Food Products                   258,014    1,688,757
     Tongaat-Hulett Group Ltd. .....................             Food Products                    77,781      361,101
    *Venfin Ltd. ...................................   Wireless Telecommunication Services       105,447      174,550
     Woolworths Holdings Ltd. ......................           Multiline Retail                  129,500       51,743
                                                                                                         ------------
                                                                                                           24,400,469
                                                                                                         ------------
     SOUTH KOREA 15.3%
     Cheil Jedang Corp. ............................             Food Products                    26,220    1,210,708
    *Cho Hung Bank Co. Ltd. ........................                 Banks                       303,700    1,430,128
     Daelim Industrial Co. .........................      Construction & Engineering              69,980      887,886
     Dongkuk Steel Mill Co. Ltd. ...................            Metals & Mining                   43,570      177,622
     Hanjin Heavy Industries Co. Ltd. ..............               Machinery                      62,040      154,848
     Hankook Tire Co. Ltd. .........................            Auto Components                  240,110      483,436
     Hankuk Electric Glass Co. Ltd. ................   Electronic Equipment & Instruments          5,640      304,066
    *Hyundai Development Co. .......................      Construction & Engineering              77,180      517,551
     Hyundai Motor Co. Ltd. ........................              Automobiles                     43,010    1,216,640
     Jungsoft Co. Ltd. .............................        Computers & Peripherals               10,394       92,097
     Kangwon Land Inc. .............................     Hotels Restaurants & Leisure             15,339    1,863,217
     Kookmin Credit Card Co. Ltd. ..................        Diversified Financials                21,182      719,020
     Korea Electric Power Corp. ....................          Electric Utilities                 168,392    2,949,084
     Korea Gas Corp. ...............................             Gas Utilities                    35,450      597,248
     KT Corp. ......................................   Diversified Telecommunication Services     29,000    1,319,772
    *KT Freetel ....................................   Wireless Telecommunication Services        17,771      510,087
    *LG Card Co. Ltd. ..............................        Diversified Financials                 6,600      295,420
    *LG Chem Investment Ltd. .......................       Industrial Conglomerates              125,685      920,195
     LG Household & Health Care Ltd. ...............          Household Products                   9,950      339,407
    *LG Life Sciences Ltd. .........................            Pharmaceuticals                   13,965      334,616
     Nong Shim Co. Ltd. ............................             Food Products                     2,550      165,057
     POSCO .........................................            Metals & Mining                    2,700      242,606
     Samsung Electronics Co. Ltd. ..................   Semiconductor Equipment & Products         10,589    2,916,061

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                   INDUSTRY                      SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH KOREA (CONT.)
     Samsung Fine Chemicals ........................               Chemicals                      55,790 $    805,322
    *Samsung Heavy Industries Co. Ltd. .............               Machinery                     369,240    1,420,804
    *Samsung Securities Co. Ltd. ...................        Diversified Financials                14,930      437,236
     SK Corp. ......................................               Oil & Gas                      20,400      280,045
     SK Telecom Co. Ltd. ...........................   Wireless Telecommunication Services         5,426    1,067,639
                                                                                                         ------------
                                                                                                           23,657,818
                                                                                                         ------------
     TAIWAN 5.0%
     Asustek Computer Inc. .........................        Computers & Peripherals              204,000      491,459
     Avision Inc. ..................................        Computers & Peripherals              315,000      273,193
     China Airlines ................................               Airlines                      587,290      199,793
     China Motor Co. Ltd. ..........................              Automobiles                     22,625       29,070
     China Steel Corp. .............................            Metals & Mining                  306,000      142,076
    *Chinatrust Financial Holding Co. ..............                 Banks                        29,000       22,611
     Chunghwa Telcom Co. Ltd. ......................   Diversified Telecommunication Services     29,000       37,261
     CMC Magnetics Corp. ...........................        Computers & Peripherals            1,294,800      535,010
    *Compeq Manufacturing Co. Ltd. .................        Computers & Peripherals               37,200       33,566
     Delta Electronics Inc. ........................   Electronic Equipment & Instruments        330,050      456,837
     Elan Microelectronics Corp. ...................               Software                      125,707      106,454
     Giant Manufacturing Co. .......................     Leisure Equipment & Products            255,420      302,819
     International Commercial Bank of China ........                 Banks                     1,360,680      762,887
     Phoenixtec Power Co. Ltd. .....................         Electrical Equipment                598,000      415,605
    *Procomp Informatics Co. Ltd. ..................               Machinery                     781,250      588,590
     Ritek Corp. ...................................        Computers & Peripherals              664,250      316,171
    *Sinopac Holdings Co. ..........................                 Banks                     2,458,302    1,076,786
     Taiwan Cellular Corp. .........................       Communications Equipment              295,000      327,347
     UNI-President Enterprises Corp. ...............             Food Products                 2,006,350      638,610
    *Yageo Corp. ...................................   Electronic Equipment & Instruments      1,824,120      644,528
     Yuanta Core Pacific Securities Co. ............        Diversified Financials               601,000      315,885
                                                                                                         ------------
                                                                                                            7,716,558
                                                                                                         ------------
     THAILAND 3.8%
    *Bangkok Bank Public Co. Ltd., fgn. ............                 Banks                       353,431      527,759
     Electricity Generating Public Co. Ltd., fgn. ..          Electric Utilities                  92,100       81,316
     Hana Microelectronics Co. Ltd., fgn. ..........   Electronic Equipment & Instruments         69,200      125,147
     PTT Exploration & Production Public Co.
      Ltd., fgn. ...................................               Oil & Gas                     397,800    1,150,310
    *Shin Corporation Public Co. Ltd., fgn. ........   Wireless Telecommunication Services     3,232,300      796,775
     Siam Cement Public Co. Ltd. ...................        Construction Materials                25,615      551,278
     Siam Cement Public Co. Ltd., fgn. .............        Construction Materials                90,865    2,226,936
    *Thai Farmers Bank Public Co. Ltd., fgn. .......                 Banks                       517,300      355,575
                                                                                                         ------------
                                                                                                            5,815,096
                                                                                                         ------------
     TURKEY 4.7%
    *Akbank ........................................                 Banks                   987,998,755    2,845,338
    *Arcelik AS, Br. ...............................          Household Durables             173,389,600    1,088,998
    *Enka Insaat ve Sanayi AS ......................       Industrial Conglomerates            3,202,983      180,560

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                   INDUSTRY                    SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TURKEY (CONT.)
    *KOC Holding AS ......................................  Diversified Financials           118,862,664 $  1,183,529
     Tupras-Turkiye Petrol Rafineleri AS .................         Oil & Gas                 332,281,470    1,527,029
    *Vestel Electronik Sanayi ve Ticaret AS ..............    Household Durables             104,320,000      191,765
    *Yapi ve Kredi Bankasi AS ............................           Banks                   402,000,000      301,745
                                                                                                         ------------
                                                                                                            7,318,964
                                                                                                         ------------
     TOTAL COMMON STOCKS (COST $150,095,515) .............                                                142,553,547
                                                                                                         ------------
     PREFERRED STOCKS 3.6%
     Banco Bradesco SA, pfd. .............................           Banks                   503,720,001    1,693,456
     Cia de Bebidas Das Americas (Ambev), pfd. ...........         Beverages                     905,000      127,070
     Cia Vale do Rio Doce, A, pfd. .......................      Metals & Mining                   44,550    1,013,168
     Companhia Paranaense de Energia-Copel, B, pfd. ......    Electric Utilities             100,356,000      356,902
     Duratex SA, pfd. ....................................     Building Products               6,606,910       88,847
     Petroleo Brasileiro SA, pfd. ........................         Oil & Gas                      95,000    1,377,719
    *Siam Commercial Bank, 5.25%, fgn., cvt. pfd. ........           Banks                     1,407,300      883,941
                                                                                                         ------------
     TOTAL PREFERRED STOCKS (COST $7,902,580) ............                                                  5,541,103
                                                                                                         ------------
    aSHORT TERM INVESTMENTS (COST $6,493,993) 4.2%
     Franklin Institutional Fiduciary Trust Money
      Market Portfolio ...................................                                     6,493,993    6,493,993
                                                                                                         ------------
     TOTAL INVESTMENTS (COST $164,492,088) 100.0% ........                                                154,588,643
     OTHER ASSETS, LESS LIABILITIES ......................                                                     51,739
                                                                                                         ------------
     TOTAL NET ASSETS 100.0% .............................                                               $154,640,382
                                                                                                         ============


* Non-income producing.
a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2002

Assets:
 Investments in securities, at value (cost $164,492,088) ................................    $154,588,643
 Foreign currency, at value (cost $ 487,443) ............................................         469,004
 Receivables:
  Investment securities sold ............................................................         952,770
  Dividends and interest ................................................................         447,127
                                                                                             -------------
      Total assets ......................................................................     156,457,544
                                                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................       1,313,689
  To affiliates .........................................................................         181,410
 Funds advanced by custodian ............................................................         150,842
 Accrued expenses .......................................................................         171,221
                                                                                             -------------
      Total liabilities .................................................................       1,817,162
                                                                                             -------------
Net assets, at value ....................................................................    $154,640,382
                                                                                             =============
Net assets consist of:
 Undistributed net investment income ....................................................    $  2,105,527
 Net unrealized depreciation ............................................................      (9,983,283)
 Accumulated net realized loss ..........................................................     (42,275,673)
 Capital shares .........................................................................     204,793,811
                                                                                             -------------
Net assets, at value ....................................................................    $154,640,382
                                                                                             =============

Net asset value per share ($154,640,382 / 17,656,437 shares outstanding) ................           $8.76
                                                                                             =============




                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002


Investment Income:
 (net of foreign taxes of $486,720)
 Dividends ...................................................................   $ 5,261,150
 Interest ....................................................................        16,749
                                                                                  -----------
      Total investment income ................................................                $ 5,277,899
Expenses:
 Management fees (Note 3) ....................................................     1,950,962
 Administrative fees (Note 3) ................................................       238,698
 Transfer agent fees .........................................................        93,000
 Custodian fees ..............................................................       195,900
 Reports to shareholders .....................................................        13,500
 Registration and filing fees ................................................        34,050
 Professional fees ...........................................................        36,300
 Directors' fees and expenses ................................................        43,000
 Other .......................................................................         7,200
                                                                                  -----------
      Total expenses .........................................................                  2,612,610
                                                                                              ------------
           Net investment income .............................................                  2,665,289
                                                                                              ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ................................................................    (9,421,469)
  Foreign currency transactions ..............................................      (368,848)
                                                                                  -----------
      Net realized loss ......................................................                 (9,790,317)
 Net unrealized appreciation (depreciation) on:
  Investments ................................................................     7,291,192
  Translation of assets and liabilities denominated in foreign currencies ....        (9,105)
                                                                                  -----------
      Net unrealized appreciation ............................................                  7,282,087
                                                                                              ------------
Net realized and unrealized loss .............................................                 (2,508,230)
                                                                                              ------------
Net increase in net assets resulting from operations .........................                $   157,059
                                                                                              ============




                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2002 AND 2001

                                                                                    2002         2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................  $  2,665,289  $  2,150,761
  Net realized loss from investments and foreign currency transactions ......    (9,790,317)  (28,591,908)
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ..............     7,282,087   (17,329,118)
                                                                               ---------------------------
      Net increase (decrease) in net assets resulting from operations .......       157,059   (43,770,265)

Distributions to shareholders from net investment income ....................    (1,894,536)   (1,816,847)
                                                                               ---------------------------
      Net decrease in net assets ............................................    (1,737,477)  (45,587,112)

Net assets:
 Beginning of year ..........................................................   156,377,859   201,964,971
                                                                               ---------------------------
 End of year ................................................................  $154,640,382  $156,377,859
                                                                               ===========================
Undistributed net investment income included in net assets:
 End of year ................................................................  $  2,105,527  $  1,668,883
                                                                               ===========================

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks long-term capital appreciation by investing mainly in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL SHARES

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At August 31, 2002, there were 30 million shares authorized ($0.01 par value). During the year ended August 31, 2002 and the year ended August 31, 2001, there were no share transactions.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the Fund's average daily net assets. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund pays an administrative fee monthly to FT Services at an annual rate of 0.15% per year of the Fund's average daily net assets.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES

At August 31, 2002, the cost of investments, net unrealized depreciation, and undistributed ordinary income for income tax purposes were as follows:

             Cost of investments .......................  $166,240,842
                                                          -------------
             Unrealized appreciation ...................    12,932,872
             Unrealized depreciation ...................   (24,585,071)
                                                          -------------
             Net unrealized depreciation ...............  $(11,652,199)
                                                          =============
             Distributable earnings - ordinary income ..  $  2,645,717
                                                          =============


The tax character of distributions paid during the year ended August 31, 2002, was the same for financial statements and tax purposes.

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $6,700,971 and $325,833 respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.

At August 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

            Capital loss carryovers expiring in:
             2008 .............................  $ 1,056,614
             2009 .............................    2,373,131
             2010 .............................   30,608,800
                                                 -----------
                                                 $34,038,545
                                                 ===========


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2002 aggregated $121,314,541 and $94,805,744, respectively.

TEMPLETON EMERGING MARKETS FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Emerging Markets Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Fund, Inc. (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP

San Francisco, California
September 25, 2002

TEMPLETON EMERGING MARKETS FUND, INC.
Tax Designation (unaudited)

At August 31, 2002, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders in November 2002.

                                                                FOREIGN TAX     FOREIGN SOURCE
COUNTRY                                                        PAID PER SHARE  INCOME PER SHARE
------------------------------------------------------------------------------------------------
Austria ....................................................     $0.0014          $0.0051
Brazil .....................................................      0.0049           0.0195
Chile ......................................................      0.0001           0.0001
China ......................................................      0.0000           0.0090
Colombia ...................................................      0.0000           0.0005
Croatia ....................................................      0.0000           0.0015
Czech Republic .............................................      0.0007           0.0025
Egypt ......................................................      0.0000           0.0029
Estonia ....................................................      0.0001           0.0004
Greece .....................................................      0.0000           0.0009
Hong Kong ..................................................      0.0000           0.0118
Hungary ....................................................      0.0008           0.0016
India ......................................................      0.0008           0.0064
Indonesia ..................................................      0.0038           0.0136
Malaysia ...................................................      0.0003           0.0006
Mexico .....................................................      0.0007           0.0164
Peru .......................................................      0.0000           0.0003
Philippines ................................................      0.0006           0.0013
Poland .....................................................      0.0001           0.0005
Russia .....................................................      0.0008           0.0029
Singapore ..................................................      0.0038           0.0233
South Africa ...............................................      0.0005           0.0260
South Korea ................................................      0.0013           0.0042
Slovak Republic ............................................      0.0001           0.0002
Taiwan .....................................................      0.0048           0.0084
Thailand ...................................................      0.0003           0.0033
Turkey .....................................................      0.0000           0.0043
                                                              ----------------------------------
TOTAL ......................................................     $0.0259          $0.1675
                                                              ==================================

In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON EMERGING MARKETS FUND, INC.
Annual Meeting of Shareholders, August 26, 2002

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 26, 2002. The purpose of the meeting was to elect five Directors of the Fund, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust, to approve amendments to certain of the Fund's fundamental investment restrictions (including five Sub-Proposals), and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Edith E. Holiday.* In addition, Shareholders approved an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust, amendments to certain of the Fund's fundamental investment restrictions (including five Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal 1. The election of five (5) Directors:

                                            % OF          % OF                          % OF        % OF
                                         OUTSTANDING      VOTED                      OUTSTANDING    VOTED
TERM EXPIRING 2005:         FOR            SHARES         SHARES       WITHHELD         SHARES      SHARES
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton .......  11,282,342       63.90%        95.49%         533,170         3.02%       4.51%
Nicholas F. Brady ......  11,293,274       63.96%        95.58%         522,238         2.96%       4.42%
Frank J. Crothers         11,275,422       63.86%        95.43%         540,090         3.06%       4.57%
S. Joseph Fortunato ....  11,269,220       63.83%        95.38%         546,292         3.09%       4.62%
Edith E. Holiday .......  11,289,426       63.94%        95.55%         526,086         2.98%       4.45%

* ANDREW H. HINES, JR., BETTY P. KRAHMER, GORDON S. MACKLIN, FRED R. MILLSAPS AND CONSTANTINE D. TSERETOPOULOS CURRENTLY SERVE AS INDEPENDENT DIRECTORS. HARMON E. BURNS AND CHARLES B. JOHNSON CURRENTLY SERVE AS INTERESTED DIRECTORS. THEIR TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

Proposal 2. The approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust:

                                            % OF           % OF
                                         OUTSTANDING       VOTED
                          SHARES VOTED     SHARES          SHARES
------------------------------------------------------------------
For ...................   9,128,876        51.70%          93.94%
Against ...............     285,408         1.62%           2.94%
Abstain ...............     303,519         1.72%           3.12%
Broker Non-Votes ......   2,097,709        11.88%             --
------------------------------------------------------------------
TOTAL .................  11,815,512        66.92%         100.00%

TEMPLETON EMERGING MARKETS FUND, INC.
Annual Meeting of Shareholders, August 26, 2002 (CONTINUED)

Proposal 3. The approval of amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals):

Proposal 3a: To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities:

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                          SHARES VOTED     SHARES         SHARES
--------------------------------------------------------------------
For ...................   8,447,118        47.84%         86.92%
Against ...............     997,215         5.65%         10.26%
Abstain ...............     273,469         1.55%          2.82%
Broker Non-Votes ......   2,097,710        11.88%            --
--------------------------------------------------------------------
TOTAL .................  11,815,512        66.92%        100.00%

Proposal 3b: To amend the Fund's fundamental investment restriction regarding industry concentration:

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                          SHARES VOTED     SHARES         SHARES
--------------------------------------------------------------------
For ...................   8,683,774        49.18%         89.36%
Against ...............     748,773         4.24%          7.70%
Abstain ...............     285,253         1.62%          2.94%
Broker Non-Votes ......   2,097,712        11.88%            --
--------------------------------------------------------------------
TOTAL .................  11,815,512        66.92%        100.00%

Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities:

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                          SHARES VOTED     SHARES         SHARES
--------------------------------------------------------------------
For ...................   8,412,685        47.65%         86.57%
Against ...............   1,016,546         5.76%         10.46%
Abstain ...............     288,571         1.63%          2.97%
Broker Non-Votes ......   2,097,710        11.88%            --
--------------------------------------------------------------------
TOTAL .................  11,815,512        66.92%        100.00%

Proposal 3d: To amend the Fund's fundamental investment restriction regarding investments in real estate:

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                          SHARES VOTED     SHARES         SHARES
--------------------------------------------------------------------
For ...................   8,741,547        49.51%         89.95%
Against ...............     697,424         3.95%          7.18%
Abstain ...............     278,833         1.58%          2.87%
Broker Non-Votes ......   2,097,708        11.88%            --
--------------------------------------------------------------------
TOTAL .................  11,815,512        66.92%        100.00%

TEMPLETON EMERGING MARKETS FUND, INC.
Annual Meeting of Shareholders, August 26, 2002 (CONTINUED)

Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending:

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                          SHARES VOTED     SHARES         SHARES
--------------------------------------------------------------------
For ...................   8,469,967        47.97%          87.16%
Against ...............     915,510         5.19%           9.42%
Abstain ...............     332,327         1.88%           3.42%
Broker Non-Votes ......   2,097,708        11.88%             --
--------------------------------------------------------------------
TOTAL .................  11,815,512        66.92%         100.00%

Proposal 4: The approval of the elimination of certain of the Fund's fundamental investment restrictions:

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                          SHARES VOTED     SHARES         SHARES
--------------------------------------------------------------------
For ...................   8,545,821        48.40%          87.94%
Against ...............     855,909         4.85%           8.81%
Abstain ...............     316,073         1.79%           3.25%
Broker Non-Votes ......   2,097,709        11.88%             --
--------------------------------------------------------------------
TOTAL .................  11,815,512        66.92%         100.00%

TEMPLETON EMERGING MARKETS FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com

















SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund, Inc. are traded on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://www.melloninvestor.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliation, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                                 NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                  LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)              Director       Since 1992                 132                Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                          company).
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (58)             Director       Since 1999                 16                 None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean
Utilities Co. Ltd.; Director and President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)           Director       Since 1992                 133                None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (79)          Director       Since 1990                 27                 None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and
Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area)
(1982-1990) and director of various of its subsidiaries.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                  LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)              Director       Since 1996                 81                 Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                          (exploration and refining of oil
Suite 2100                                                                                      and gas); Hercules Incorporated
Ft. Lauderdale, FL 33394-3091                                                                   (chemicals, fibers and resins);
                                                                                                Beverly Enterprises, Inc. (health
                                                                                                care); H.J. Heinz Company
                                                                                                (processed foods and allied
                                                                                                products); RTI International
                                                                                                Metals, Inc. (manufacture and
                                                                                                distribution of titanium); and
                                                                                                Canadian National Railway
                                                                                                (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the
Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (73)              Director       Since 1990                 21                 None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)             Director       Since 1993                 132                Director, White Mountains Insurance
500 East Broward Blvd.                                                                          Group, Ltd. (holding company);
Suite 2100                                                                                      Martek Biosciences Corporation;
Ft. Lauderdale, FL 33394-3091                                                                   WorldCom, Inc. (communications
                                                                                                services); MedImmune, Inc.
                                                                                                (biotechnology); Overstock.com
                                                                                                (Internet services); and Spacehab,
                                                                                                Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)              Director       Since 1990                 27                 None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and
FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.                     Director       Since 1999                 17                 None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                                     NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                  LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)           Director       Since 1993                 62                 Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                          (exploration and refining of oil
Suite 2100                                                                                      and gas); C2, Inc. (operating and
Ft. Lauderdale, FL 33394-3091                                                                   investment business); and H.J.
                                                                                                Heinz Company (processed foods and
                                                                                                allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments
LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and
formerly, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc.
(investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)             Director and   Director since             33                 None
One Franklin Parkway               Vice President 1992 and
San Mateo, CA 94403-1906                          Vice President
                                                  since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)          Director,      Director and               132                None
One Franklin Parkway               Chairman of    Chairman of
San Mateo, CA 94403-1906           the Board and  the Board since
                                   Vice President 1995 and Vice
                                                  President since
                                                  1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of
47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JEFFERY A. EVERETT (38)            Vice President Since 2001           Not Applicable           None
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 17 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)            Vice President Since 1989           Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                  LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)                 Vice President Since 2000           Not Applicable           None
One Franklin Parkway               and Assistant
San Mateo, CA 94403-1906           Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)              Vice President Vice President       Not Applicable           None
One Franklin Parkway               and Secretary  since 2000
San Mateo, CA 94403-1906                          and Secretary
                                                  since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (46)            Vice President Since 1996           Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62)        Vice President Since 1996           Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (62)                   Vice President Since 1994           Not Applicable           None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc.
and of 22 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                  LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)             Vice President Since                Not Applicable           Director, FTI Banque, Arch
600 5th Avenue                      - AML         May 2002                                      Chemicals, Inc. and Lingnan
Rockefeller Center                 Compliance                                                   Foundation
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 40 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (66)                   President      Since 1987           Not Applicable           None
Two Exchange Square,
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
Executive Vice President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin
Resources, Inc.; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)            Treasurer      Since 2000           Not Applicable           None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc.
and of 18 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)             Vice President Since 2000           Not Applicable           None
One Franklin Parkway               and Assistant
San Mateo, CA 94403-1906           Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser. Harmon E. Burns is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.



34
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

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
 U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)


TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           09/02

  [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
   INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030



ANNUAL REPORT
TEMPLETON EMERGING MARKETS FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA  94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


[LOGO OMITTED] Printed on recycled paper


TLEMF A2002 10/02